                             Crosby Corporate Center
                             Bedford, Massachusetts
                                    ("Park")

                            SECOND AMENDMENT TO LEASE
                               Date: April 8, 1998

         LANDLORD:         EOP-Crosby Corporate Center, L.L.C.

         TENANT:           Security Dynamics Technologies, Inc.

         LEASE
         EXECUTION
         DATE:             March 11, 1996

         EXISTING
         PREMISES:         The entirety 20 Crosby Drive (Building No. 1), as
                           more particularly described in the Lease, and the entirety of 24 Crosby Drive (Building No. 3)

         RENT COMMENCEMENT DATE IN RESPECT OF EXISTING PREMISES:
                           August 1, 1996

         TERMINATION DATE IN RESPECT OF ALL PREMISES:
                           June 30, 2009

         PREVIOUS
         LEASE
         AMENDMENTS:       First Amendment dated May 10, 1997

         SECOND AMENDMENT ADDITIONAL PREMISES:
                           The entirety of Building No. 9 in the Park, substantially as shown on Lease Plan, Exhibit 2, Second Amendment, Sheets 1 and 2. The Second Amendment Additional Premises contain 77,666 square feet of Total Rentable Area and are located in Phase II of the Park.

         WHEREAS, the parties desire to confirm the Rent Commencement Dates with respect to each floor of the First Amendment Additional Premises;

         WHEREAS, Tenant desires to lease the Second Amendment Additional Premises;

         WHEREAS, Landlord is willing to lease the Second Amendment Additional Premises to Tenant on the terms and conditions hereinafter set forth;




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

         WHEREAS, the parties desire to extend the term of the Lease with respect to the Existing Premises so that the term of the Lease with respect to all of the premises demised to Tenant will be conterminous;

         NOW THEREFORE, the above-referenced lease ("the Lease") is hereby amended as follows:

1.       RENT COMMENCEMENT DATES IN RESPECT OF THE FIRST AMENDMENT ADDITIONAL
PREMISES

         The parties hereby confirm and agree that the Rent Commencement Dates in respect of the First Amendment Additional Premises shall be as follows:

         First Floor:      August 4, 1997
         Second Floor:     January 5, 1998

2.       DEMISE OF SECOND AMENDMENT ADDITIONAL PREMISES

         Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the Second Amendment Additional Premises. Said demise of the Second Amendment Additional Premises shall be upon the terms set forth on
Exhibit 1, Second Amendment Version, Sheets 1, 2, 3, 4, 5, 6, and 7 dated April 8, 1998, and upon all of the terms and conditions of the Lease to the extent not inconsistent with said Exhibit 1 and the provisions of this Second Amendment. Wherever the term "Building" is used in the Lease in connection with the Second Amendment Additional Premises, such term shall be deemed to refer to Building No. 9.

3.       TERM COMMENCEMENT DATE IN RESPECT OF SECOND AMENDMENT ADDITIONAL
PREMISES

         The Term Commencement Date in respect of the Second Amendment Additional Premises shall be defined as the earlier of: (x) the date that Landlord's Second Amendment Work, as defined in Paragraph 5 of this Second Amendment, is deemed to be substantially completed, as defined in Section 5(E) of this Second Amendment and Landlord has delivered Base Building Certificate of Occupancy for the Second Amendment Additional Premises, or (y) the date that the Tenant commences to perform Tenant's Second Amendment Work, as defined in Paragraph 5 of this Second Amendment. Section 3.1 of the Lease shall have no application to the Second Amendment Additional Premises.




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



4.       RENT COMMENCEMENT DATES IN RESPECT OF THE SECOND AMENDMENT ADDITIONAL
PREMISES

         A.       Initial Rent Commencement Date:

         Subject to the provisions of this Paragraph 4, Tenant shall have a construction period which shall end as of the date ("Initial Rent Commencement Date") which is the earlier to occur of: (i) the first day that the More Than One-Half Occupancy Condition, as hereinafter defined occurs, or (ii) the later of: (x) January 1, 1999 or (y) the date one hundred twenty (120) days after the Term Commencement Date in respect of the Second Amendment Additional Premises before Tenant's obligation to pay Yearly Rent and other charges due under the Lease with respect to one-half of the Second Amendment Additional Premises commences to accrue (i.e. the amount of Yearly Rent and other charges payable by Tenant with respect to the Second Amendment Additional Premises commencing as of the Initial Rent Commencement Date shall be based upon one-half of the amount of Yearly Rent and other charges which would have been payable had the Full Rent Commencement Date occurred).

         B.       Full Rent Commencement Date:

         Subject to the provisions of this Paragraph 4, with respect to the balance of the Second Amendment Additional Premises, Tenant shall have a construction period which shall end as of the date ("Full Rent Commencement Date") which is the earlier to occur of: (i) the first day that the Full Occupancy Condition, as hereinafter defined, occurs, or (ii) the later of: (x) the Outside Full Rent Commencement Date, as defined herein, or (y) the date one hundred twenty (120) days after the Term Commencement Date with respect to the Second Amendment Additional Premises before Tenant's obligation to pay Yearly Rent and other charges due under the Lease shall commence to accrue (i.e. Tenant's obligation to pay one hundred (100%) percent of the Yearly Rent and other charges payable with respect to the Second Amendment Additional Premises shall commence to accrue as of the Full Rent Commencement Date).

         C.       Outside Full Rent Commencement Date

         The "Outside Full Rent Commencement Date" shall be defined as July 1, 1999, except that: (i) if the Initial Rent Commencement Date occurs prior to December 1, 1998, then the Full Rent Commencement Date shall be August 1, 1999, and (ii) if the Full Rent Commencement Date occurs during the month of December in 1998, then the Initial Rent Commencement Date shall be the same number of days after July 1, 1999 that the Initial Rent Commencement Date is before January 1, 1999. By way of example, if the Initial Rent Commencement Date is December 31, 1998 (i.e., one day before January 1, 1999), then the Outside Full Rent Commencement Date shall be July 2, 1999 (i.e., one day after July 1, 1999).




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         D.       Definition of Occupancy:

         For the purposes of determining Tenant's rental obligations on early occupancy obligations, the term "occupancy" shall be defined as use of the premises for the uses permitted under the Lease, but neither the performance of Tenant's Second Amendment Work and installation of Tenant's furniture, fixtures or equipment shall be considered to be "occupancy".

         E.       Occupancy Conditions:

         (1) If, as of any date, Tenant occupies any portion of the Second Amendment Additional Premises equal to fifty (50%) percent or less, then such occupancy shall be defined as the "One Half Occupancy Condition".

         (2) Tenant's occupancy of greater than fifty percent (50%), but less than seventy-five percent (75%) of the Total Rentable Area of the Second Amendment Additional Premises shall be defined as the "More Than One-Half Occupancy Condition".

         (3) If, as of any date, Tenant occupies exactly seventy-five percent (75%) of the Total Rentable Area of the Second Amendment Additional Premises, such occupancy shall be defined as the "Three-Quarter Occupancy Condition".

         (4) If, as of any date, Tenant occupies greater than seventy-five (75%) percent of the Total Rentable Area of the Second Amendment Additional Premises, Tenant shall be considered as having occupied the entirety of the Second Amendment Additional Premises and such occupancy shall be defined as the "Full Occupancy Condition".

         F. Effect of the One Half Occupancy Condition Occurring Prior to the Initial Rent Commencement Date:

         If the One Half Occupancy Condition occurs prior to the Initial Rent Commencement Date, then, subject to the provisions of this Paragraph 4, Tenant shall pay, in respect of the period commencing as of the date that the One Half Occupancy Condition first occurs and continuing until the Initial Rent Commencement Date, and in lieu of Yearly Rent and Tenant's obligation to pay Tax Excess and Operating Expense Excess in respect of such time period, an early occupancy charge equal Forty-Six Thousand Nine Hundred Twenty-Three Dollars ($46,923.00) per month. Said early occupancy charge is based upon the estimated amount of Tax and Operating Costs which would have been included in the Yearly Rent in respect of one-half of the Second Amendment Additional Premises had the term of the Lease commenced as of the date that the One Half Occupancy Condition first occurs. Thereafter, Tenant shall pay rent in accordance with the First and Second Rent Commencement Date schedules. Said occupancy charge shall be pro-rated in respect of any partial calendar month during this



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

time period and shall be payable at the same time and in the same manner that Yearly Rent is payable under the Lease.

         G.       Effect of Occurrence of Three-Quarter Occupancy Condition:

         If the Three-Quarter Occupancy Condition occurs at any time prior to the Full Rent Commencement Date, then, notwithstanding anything to the contrary herein contained, with respect to the period commencing as of the date that the Three-Quarter Occupancy Condition first occurs and continuing until the Full Rent Commencement Date, Tenant shall pay Yearly Rent and other charges payable under the Lease with respect to seventy-five (75%) percent of the Total Rentable Area of the Second Amendment Additional Premises (i.e. the amount of Yearly Rent and other charges payable with respect to the Second Amendment Additional Premises for the period commencing as of the date that the Three-Quarter Occupancy Condition first occurs and ending as of the First Rent Commencement Date shall be equal to seventy-five (75%) percent of the Yearly Rent and other charges which would have been payable with respect to the Second Amendment Additional Premises had the Full Rent Commencement Date occurred as of the date that the Three-Quarter Occupancy Condition first occurred).

5.       LANDLORD'S WORK: DELIVERY OF THE BASE BUILDING

         A. Except as set forth in this Paragraph 5, Tenant shall take the Second Amendment Additional Premises "as-is", without any representation or warranty by Landlord as to the condition of the Second Amendment Additional Premises or the Park.

         B. Landlord agrees to assign to Tenant any warranty or warranties it obtains from its contractor to the extent the warranty or warranties pertain to any portion of the Second Amendment Additional Premises which is required to be maintained by Tenant. Article 4.8 of the Lease shall not limit any such warranties. To the extent such warranty or warranties are not assignable, Landlord agrees to cooperate with Tenant in the enforcement of the warranty or warranties at no cost to Landlord.

         C. "Landlord's Second Amendment Work" shall mean the work described in the plans referenced in Exhibit A attached hereto and shall include the following:

                  1) Landlord shall provide a four inch (4") underground conduit connection between Building 3 and Building 9 for the exclusive use of Tenant for the purpose of telecommunications.

                  2) Landlord shall construct a pedestrian walkway connecting Buildings 3 and 9 as shown on the attached plan, Exhibit A. The walkway will be 5' wide with bituminous or concrete pavement, railings at the ramps, and associated site lighting. The entire length of the walkway will be handicapped accessible.



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                  Tenant shall have no right to make any changes to Landlord's
Second Amendment Work.

         D. Landlord shall, at Landlord's cost, perform Landlord's Second Amendment Work. Landlord's Second Amendment Work shall be performed under the same terms and conditions as were applicable to the Base Building Work described in Article 4 of the Lease except as set forth in this Paragraph 5.

         E. Landlord shall, in the manner hereinafter set forth, provide to Tenant up to Three and 50/100 Dollars ($3.50) per square foot of the Second Amendment Additional Premises ("Landlord's HVAC Contribution") toward the cost of installing an heating, air conditioning and ventilation system to serve the Second Amendment Additional Premises ("Tenant's HVAC Work"). Provided that Tenant is not in default, beyond the expiration of any applicable grace periods, of its obligations under the Lease at the time that Tenant submits any requisition on account of Landlord's HVAC Contribution, Landlord shall pay the cost of the work shown on each requisition (as hereinafter defined) submitted by Tenant to Landlord within thirty (30) days of submission thereof by Tenant to Landlord.

         For the purposes hereof, a "requisition" shall mean written documentation (e.g., invoices from Tenant's contractor), showing in reasonable detail the costs of Tenant's HVAC Work installed to date. Landlord shall have the right, upon reasonable advance notice to Tenant, to inspect Tenant's books and records relating to each requisition in order to verify the amount thereof. Tenant shall submit requisition(s) no more often than monthly.

         Notwithstanding anything to the contrary herein contained:

                  (i) Landlord shall have no obligation to advance funds on account of Landlord's HVAC Contribution unless and until Landlord has received the requisition in question.

                  (ii) Tenant shall not be entitled to any portion of Landlord's HVAC Contribution, and Landlord shall have no obligation to pay Landlord's HVAC Contribution in respect of any requisition submitted more than one year after the Initial Rent Commencement Date, as defined in Subparagraph A of Paragraph 4 hereof.

                  (iii) Tenant shall have no right to any unused portion of Landlord's HVAC Contribution.

         F. In lieu of Article 4.2 of the Lease, the following shall apply to Landlord's Second Amendment Work:

                  Landlord's Second Amendment Work shall be deemed substantially complete on the date when the same has been substantially completed by


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

                  Landlord, except for minor or insubstantial details of construction, decoration, or mechanical adjustments.

         G. The Specified Commencement Date with respect to the Second Amendment Premises shall be July 1, 1998.

         H. The following provisions of the Lease shall have no applicability to the performance of Landlord's Second Amendment Work or the Second Amendment Additional Premises:

         Article 4.1(b)
         Article 4.1(c)
         The third sentence of Article 4.4(a) (relating to Tenant's plans for a handicap toilet)
         The twelfth sentence of Article 4.4(a) (relating to Landlord's obligation to provide revisions of Base Building Plans for existing toilet rooms and stair finishes)
         Article 4.4(b)
         Exhibit 4

         I. Tenant's Remedies on Late Delivery of Second Amendment Additional Premises:

                  (1) Notwithstanding the provisions of Article 4.1(a) of the Lease, if Landlord's Second Amendment Work has not been deemed substantially completed as defined in Subparagraph E of this Paragraph 5, on or before the Second Amendment Completion Deadline Date (as defined below) for any reason, then on or after the Second Amendment Completion Deadline Date Tenant shall have the right to give Landlord a written thirty (30) days' notice (the "Cancellation Notice") of Tenant's desire to cancel this Second Amendment (the "Cancellation Right"). If Landlord's Second Amendment Work is deemed substantially completed, as aforesaid, on or before the thirtieth (30) day after Landlord receives such Cancellation Notice, Tenant's Cancellation Right shall be deemed to be void and of no force or effect. If Landlord's Second Amendment Work is not deemed substantially completed, as aforesaid, on or before the thirtieth (30) day after Landlord receives such Cancellation Notice, this Second Amendment only, shall be void and shall be of no further force or effect, and neither party shall have any further obligations to the other party with respect to the Second Amendment Additional Premises. For the purposes hereof, the Second Amendment Completion Deadline Date shall mean the date ninety (90) days after the Specified Commencement Date (i.e., October 1, 1998), plus up to an additional period of time (not to exceed ninety (90) days) equal to the length of delays in the substantial completion of Landlord's



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

                  Second Amendment Work arising from causes beyond Landlord's reasonable control as provided in Article 26 of the Lease.

                  (2) Alternatively, (i) if Tenant does not exercise its Cancellation Right, and (ii) if the Specified Commencement Date does not occur on or before the Liquidated Damages Date, as hereinafter defined, then Tenant shall be entitled to a per diem rent credit against the Yearly Rent in respect of the Second Amendment Additional Premises in an amount equal to the product of (a) $4,681.23, multiplied by (b) the number of days from the Liquidated Damages Date, to, but not including, the date the Second Amendment Premises are deemed substantially completed. The "Liquidated Damages Date" shall be defined as October 1, 1998, plus up to an additional period of time (not to exceed an additional ninety (90) days) equal to the length of the delay in substantially completing the Landlord's Second Amendment Work, arising from causes beyond Landlord's reasonable control, as provided in Article 26 of the Lease."

6. TERMINATION DATE; TENANT'S TERMINATION RIGHTS; EXTENSION OF TERM OF LEASE IN RESPECT OF EXISTING PREMISES

         A. The Termination Date in respect of the Second Amendment Additional Premises shall, subject to the last sentence of Section 3.2 of the Lease, be the date ("Extended Termination Date") ten (10) years and six (6) months after the Initial Rent Commencement Date in respect of the Second Amendment Additional Premises.

         B. Subject to Tenant's early termination rights with respect to the Existing Premises, as set forth in Paragraph 1 of the Rider to the Lease and in Paragraph 7 of the First Amendment, the term of the Lease in respect of the Existing Premises is hereby extended for an additional period commencing as of July 1, 2009 and expiring as of the Extended Termination Date. Said additional term shall be upon the terms set forth on Revised Exhibit 1, Second Amendment, dated April 8, 1998, a copy of which is attached hereto and made a part hereof, and upon all of the terms and conditions of the Lease in effect immediately preceding the commencement of such additional term to the extent not inconsistent with said Revised Exhibit 1 or this Amendment.

         C. Paragraph 1 of the Rider to the Lease and Paragraph 7 of the First Amendment shall have no applicability to the Second Amendment Additional Premises.

7.       TENANT'S EXTENSION OPTIONS

         A. Since the initial term of the Lease with respect to the Existing Premises has been extended, pursuant to Paragraph 6 of this Second Amendment, the parties hereby acknowledge and agree that, if Tenant exercises its extension option with respect to the Existing Premises, the first Extension Term shall commence as of day immediately following the Extended Termination Date.




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

         B. Tenant's extension option with respect to the Second Amendment Additional Premises may be exercised independently of Tenant's extension option with respect to the Existing Premises (i.e. Tenant may extend the term of the Lease with respect to the Second Amendment Additional Premises without exercising its right to extend the term of the Lease with respect to the Existing Premises), and Tenant's extension option with respect to the Existing Premises may be exercised independently of Tenant's extension option with respect to the Second Amendment Additional Premises (i.e. Tenant may extend the term of the Lease with respect to the Existing Premises without exercising its right to extend the term of the Lease with respect to the Second Amendment Additional Premises). Tenant's rights as to the manner of exercise of its extension options for Buildings 1 and 3, as set forth in Paragraph 8 of the First Amendment, shall not be affected by the provisions of this subparagraph B.

         C. The Yearly Rent during the additional term with respect to the Second Amendment Additional Premises shall be based upon the Fair Market Rental Value, as defined in Paragraph 3 of the Rider to the Lease, as of the commencement of the additional term, of the Second Amendment Additional Premises.

8.       DEFINITION OF THE PARK

         Tenant acknowledges that the Park has been increased by the construction of Phase II of the Park by Landlord. Therefore, Exhibit 3 of the Lease is hereby deleted in its entirety, and Revised Exhibit 3, Second Amendment, is hereby substituted in its place.

9.       TENANT'S TAX PERCENTAGES; TENANT'S PARK OPERATING PERCENTAGE

         The parties acknowledge that Phase I and Phase II of the Park are each assessed, by the Town of Bedford, as separate tax parcels. Therefore, notwithstanding any provision of the Lease to the contrary:

         A. For the purposes of determining the amount of Tax Excess payable by Tenant in respect of Existing Premises: (i) Taxes shall include only Taxes applicable to Phase I of the Park and shall exclude Taxes assessed against Phase II of the Park, (ii) Tenant's Tax Percentage in respect of Building No. 1 shall be equal to 22% (i.e. based upon the ratio of the Total Rentable Area of Building No. 1 to the Total Rentable Area of all premises in Phase I of the
Park), and (iii) Tenant's Tax Percentage in respect of Building No. 3 shall be equal to 9.30% (i.e. based upon the ratio of Total Rentable Area in respect of Building No. 3 to the Total Rentable Area of all premises in Phase I of the
Park).

         B. For the purposes of determining the amount of Tax Excess payable by Tenant in respect of the Second Amendment Additional Premises: (i) Taxes shall include only Taxes applicable to Phase II of the Park and shall exclude Taxes assessed against



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

Phase I of the Park, (ii) prior to the first Tax Period in which Phase II of the Park is fully assessed, as hereinafter defined, Tenant's Tax Percentage in respect of the Second Amendment Additional Premises shall be defined, for any Tax Period, as the ratio of the assessed value, as hereinafter defined, of the Second Amendment Additional Premises for such Tax Period, over the assessed value of all of the buildings in Phase II of the Park for such Tax Period, and
(iii) commencing with the Tax Period in which Phase II of the Park is fully assessed and continuing thereafter throughout the term of the Lease, Tenant's Tax Percentage in respect of the Second Amendment Additional Premises shall be equal to 30.15% (i.e. based upon the ratio of the Total Rentable Area of the Second Amendment Additional Premises to the Total Rentable Area of all premises in Phase II of the Park.

         C. For the purposes of this Lease: (i) recognizing that, in Massachusetts, the assessment date for any fiscal tax year is the January 1 immediately preceding the commencement of such fiscal tax year, the phrase "the first Tax Period in which Phase II of the Park is fully assessed" shall be defined as the fiscal year which is based upon the January 1 assessment date which occurs after at least ninety (90%) percent of the Total Rentable Area of the buildings in Phase II have been occupied by tenants, and (ii) the term "assessed value" shall be based upon the records of the Tax Assessor of the Town of Bedford, except that if such records do not provide a separate assessment for each of the Buildings in Phase II, the term "assessed value" of each building in Phase II shall be determined by Landlord, in Landlord's reasonable judgment, based upon an appraisal from a reputable third party appraiser.

         D. Reference is made to the fact that, pursuant to Article 9.1(g)(1) of the Lease, certain Park-Wide Operating Costs were intended to be allocated based upon Tenant's Tax Percentage. In view of addition of the Phase II of the Park, and the fact that Landlord will not be incurring such Park-Wide expenses with respect to the buildings in Phase II until such buildings have been occupied by tenants: (i) the term "Tenant's Park Operating Percentage" is hereby substituted for the term "Tenant's Tax Percentage" in Article 9.1(g)(1) of the Lease, (ii) prior to the date that each of the Buildings in Phase II of the Park is occupied by at least one tenant, "Tenant's Park Operating Percentage" for each Building at any point in time shall be equal to the ratio of the Total Rentable Area of such Building to the sum of the Total Rentable Area of the Buildings in Phase I and the Total Rentable Area of the Buildings in Phase II then occupied by tenants, and (iii) from and after the date that each of the Buildings in Phase II is occupied by at least one tenant, "Tenant's Park Operating Percentage" for each Building shall be equal to the ratio of the Total Rentable Area of such Building to the Total Rentable Area of all premises in the Park, to wit:

         Building 1 (Initial Premises): 12.46 %
         Building 3 (First Amendment Additional Premises): 5.28%
         Building 9 (Second Amendment Additional Premises): 13.01%

10. COMMENCEMENT OF TENANT'S OBLIGATIONS TO PAY TAX EXCESS AND OPERATING EXPENSE EXCESS





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

         A. Notwithstanding anything to the contrary herein or in the Lease contained, Tenant's obligation to pay Tax Excess (if any) in respect of the entirety of the Second Amendment Additional Premises shall commence as of the Initial Rent Commencement Date in respect of the Second Amendment Additional Premises.

         B. Notwithstanding anything to the contrary herein or in the Lease contained, Tenant's obligation to pay Operating Expense Excess in respect of the entirety of the Second Amendment Additional Premises shall commence as of January 1, 2000.

11.      PARKING

         A. Tenant shall have the exclusive right, in connection with its demise of the Second Amendment Additional Premises, to use the parking spaces located in the area shown as "Tenant's Building No. 9 Exclusive Parking Area" on Revised Exhibit 3, Second Amendment, Sheet 1. Tenant's right to use Tenant's Building No. 9 Exclusive Parking Area shall be upon all of the same terms and conditions as are applicable to Tenant's right to use Tenant's Exclusive Parking Area, as set forth in Article 2.3 of the Lease.

         B. The occupants of the Second Amendment Additional Premises shall have no right to use any other Parking Areas in the Park other than Tenant's Building No. 9 Exclusive Parking Area.

         C. Tenant's right to use Tenant's Exclusive Parking Area on an exclusive basis is appurtenant solely to Tenant's demise of the Existing Premises and Tenant's right to use Tenant's Building No. 9 Exclusive Parking Area on an exclusive basis is appurtenant solely to Tenant's demise of the Second Amendment Additional Premises (i.e. from and after the termination of the term of the Lease in respect of the Tenant's Exclusive Parking Area, Tenant shall have no further right to use Tenant's Exclusive Parking Area on an exclusive basis and from and after the termination of the term of the Lease in respect of Tenant's Building No. 9 Exclusive Parking Area, Tenant shall have no further right to use Tenant's Exclusive Building No. 9 Parking Area).

         D. The last three sentences of Article 2.3 of the Lease shall have no applicability to the Second Amendment Additional Premises.

12.      LANDLORD'S TERMINATION RIGHTS BASED UPON VACANCY

         Landlord's termination right under Article 5.4 of the Lease (as amended by Paragraph 10 of the First Amendment) shall apply to the Existing Premises independently of the Second Amendment Additional Premises. In addition, the Vacancy Period, as defined in Article 5.4, applicable with respect to each of the Buildings shall be three hundred sixty-five (365) consecutive days. In other words:



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

         A. If Tenant ceases to use all, or substantially all, of Building 1 for three hundred and sixty-five (365) consecutive days, or all or substantially all of Building 3 for three hundred sixty-five (365) days, but Tenant continues to use the Second Amendment Additional Premises, then Landlord shall have the right to terminate the term of the Lease in respect of Building 1 or Building 3, as the case may be, in accordance with Article 5.4 of the Lease or Paragraph 10 of the First Amendment, as hereby amended, but Landlord shall not have the right to terminate the term of the Lease with respect to the Second Amendment Additional Premises.

         B. If Tenant ceases to use all, or substantially all, of the Second Amendment Additional Premises for the three hundred sixty-five
         (365) consecutive days, but Tenant continues to use the Existing Premises, then Landlord shall have the right to terminate the term of the Lease in respect of the Second Amendment Additional Premises, but Landlord shall not have the right to terminate the term of the Lease with respect of the Existing Premises.

13.      TERMINATION RIGHTS BASED UPON CASUALTY AND TAKING

         In the event of a casualty or a taking which affects only one of the Buildings which would allow either party to exercise its rights, under either
Article 18 or 20 of the Lease, to terminate the Lease, then, notwithstanding anything to the contrary herein contained, neither party shall have the right to terminate the term of the Lease with respect to the Building(s) which is (are) not affected by such casualty or taking.

14.      LETTERS OF CREDIT

         A. Revisions to the Provisions Applicable to the Initial Letter of Credit

         (1) The last sentence of Subparagraph C of Paragraph 6 of the Rider to the Lease is hereby deleted in its entirety and is of no force or effect.

         (2) The following shall be added at the end of Subparagraph D of Paragraph 6 of the Lease:

         "In the event of a termination of the Lease based upon the default of Tenant under the Lease, or a rejection of the Lease pursuant to the provisions of the Federal Bankruptcy Code, Landlord shall have the right to draw upon the Letter of Credit (from time to time, if necessary) to cover the full amount of damages and other amounts due from Tenant to Landlord under the Lease. Any amounts so drawn shall, at Landlord's election, be applied first to any unpaid rent and other charges which were due prior to the filing of the petition for protection under the Federal Bankruptcy Code."

         B.       Provisions Relating to the Second Letter of Credit



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

         (1) Tenant acknowledges that Landlord is unwilling to execute this Second Amendment unless Tenant provides Landlord with additional security for Tenant's obligations under the Lease. Therefore, Tenant shall deliver to Landlord, on the date that Tenant executes and delivers the Second Amendment to Landlord, an Irrevocable Standby Letter of Credit (the "Second Letter of Credit") which shall be (1) in the form attached hereto as Exhibit 8, Second Amendment, (2) issued by a bank reasonably acceptable to Landlord upon which presentment may be made in Boston, Massachusetts, (3) equal to Seven Hundred Fifty Thousand and 00/100 Dollars ($750,000.00), (4) for a term of one (1) year, subject to the provisions of Subparagraph C of this Paragraph 14. The Second Letter of Credit and any Substitute Second Letter(s) of Credit and Additional Second Letter(s) of Credit relating to the Second Letter of Credit are referred to herein collectively and respectively as the "Second Letter of Credit."

         (2) The Second Letter of Credit shall be automatically renewable in accordance with the second to last grammatical paragraph of Exhibit 8, Second Amendment, provided however, that Tenant shall be required to deliver to Landlord a new letter of credit satisfying the conditions set forth in Subparagraph B(1) of this Paragraph 14 ("Substitute Second Letter of Credit") on or before the date thirty (30) days prior to the expiration of the term of the Second Letter of Credit then in effect, if the issuer of such Letter of Credit gives notice of its election not to renew such Letter of Credit for any additional period pursuant thereto.

         (3) In the event that Tenant is in default, beyond the expiration of any applicable grace periods, of its obligations under the Lease, and if Landlord desires to draw upon the Second Letter of Credit, then the Landlord shall notify Tenant of its intention to draw on the Second Letter of Credit. Landlord may, at its sole election, draw upon the First Letter of Credit, the Second Letter of Credit, or enforce any other rights or remedies which Landlord may have against Tenant based upon any default by Tenant under the Lease. If, within five (5) business days of receiving such notice, Tenant is able to provide evidence, reasonably satisfactory to Landlord, that Tenant is then in compliance with the Credit Condition, as hereinafter defined, then Landlord shall have no right to draw on the Second Letter of Credit at that time. The provisions of this Subparagraph D shall not, however, prevent Landlord from subsequently drawing or attempting to draw on the Second Letter of Credit for the same or later defaults at such time as Tenant is not in compliance with the Credit Condition. If Tenant does not satisfy the Credit Condition within said five (5) business day period, Landlord shall have the right to draw down from the Second Letter of Credit (a) the amount necessary to cure such default, or
(b) if such default cannot reasonably be cured by the expenditure of money, to exercise all rights and remedies Landlord may have on account of such default, the amount which, in Landlord's opinion, is necessary to satisfy Tenant's liability on account thereof. For the purposes hereof, Tenant shall be deemed, at any time, to be in compliance with the "Credit Condition" if Tenant has satisfied Landlord, to Landlord's reasonable satisfaction, that Tenant is then holding, for its own account, greater than $80,000,000.00 in cash or cash equivalents. In the event of any such draw by the Landlord, Tenant shall, within fifteen (15) business days of written demand therefor, deliver to Landlord an additional Second Letter of Credit satisfying the foregoing conditions ("Additional Second Letter of Credit"), except that the amount of such Additional Second Letter of Credit shall be the amount of such draw. Failure by Tenant timely to deliver to Landlord such Additional Second Letter of Credit shall be a default not susceptible of cure entitling Landlord to exercise any and all remedies pursuant to Article 21 of the Lease on account thereof.

         (4) In the event of a termination of the Lease based upon the default of Tenant under the Lease, or a rejection of the Lease pursuant to the provisions of the Federal Bankruptcy Code, if Tenant does, not, within five (5) business days of such termination or rejection, satisfy the Credit Condition, Landlord shall have the right to draw upon the Second Letter of Credit (from time to time, if necessary) to cover the full amount of damages and other amounts due from Tenant to Landlord under the Lease. Any amounts so drawn shall, at Landlord's election, be applied first to any unpaid rent and other charges which were due prior to the filing of the petition for protection under the Federal Bankruptcy Code. The provisions of this Subparagraph (4) shall not, however, prevent Landlord from subsequently drawing or attempting to draw on the Second Letter of Credit if at any time thereafter Tenant is not in compliance with the Credit Condition.

         (5) In the event that Tenant fails timely to deliver to Landlord a Substitute Second Letter of Credit, then Landlord shall have the right, at any time after such event, without giving any further notice to Tenant, to draw down the Second Letter of Credit and to hold the proceeds thereof ("Second Security Proceeds") in a segregated interest bearing bank account in the name of Landlord which may be withdrawn and applied by Landlord under the same circumstances and for the same purposes as if the Second Security Proceeds were the Substitute Second Letter of Credit. If Landlord draws down the Second Letter of Credit pursuant to this Subparagraph (5), then:

                  (a) Such draw and Landlord's right to hold the Second Security Proceeds pursuant to this Subparagraph (5) shall be Landlord's sole remedy based upon Tenant's failure to timely deliver a Substitute Second Letter of Credit as required hereunder; and

                  (b) Upon the expiration or prior termination of the term of the Lease, Landlord shall return to Tenant any Second Security Proceeds then being held by Landlord, to the extent that such Second Security Proceeds exceed any amounts then due from Tenant to Landlord.

         (6) To the extent that Landlord has not previously drawn upon the Second Letter of Credit, or Second Security Proceeds relating to the Second Letter of Credit (collectively, the "Collateral") held by Landlord, and to the extent that Tenant is not otherwise in default of its obligations under the Lease as of the Termination Date, Landlord shall return such Collateral to Tenant at the expiration of the term of the Lease, as the same may be extended.

15.      SIGNAGE

         Subject to obtaining Landlord's prior approval of the particulars therefor which shall not be unreasonably withheld, and Tenant obtaining all necessary governmental approvals therefor, Tenant may at its sole cost and expense install two (2) exterior building signs on the Building of the Second Amendment Additional Premises. Such signs shall identify Tenant and shall be in a location approved by Landlord. If Tenant installs such building signs, Tenant shall maintain the same in good order and repair at all times and shall remove the same from the Building at the expiration or earlier termination of the term of the Lease in respect of the Second Amendment Additional Premises. Upon removal of such signage, Tenant shall, at Tenant's cost, repair any damage to the Building caused by the installation or removal of such signage.

16.      REVISED EXHIBIT 1

         Effective as of the Term Commencement Date with respect to the Second Amendment Additional Premises, Exhibit 1, Sheets 1, 2, 3, and 4, dated March 11, 1996 and Exhibit 1, First Amendment Version, Sheets 1, 2, 3, and 4, dated May 10, 1997 are hereby deleted in their entirety and shall have no further force and effect, and Exhibit 1, Second Amendment Version, Sheets 1, 2, 3, 4, 5, 6 and 7 dated April 8, 1998, shall be substituted in its place.

17.      EXPANSION AREA IN DEC LAND

         Paragraph 4 of the Rider to the Lease is hereby deleted in its entirety.

18.      LANDLORD'S REPRESENTATIONS AS TO EXISTING CONDITIONS

         Exhibits 7A and 7B, Second Amendment, copies of which are attached hereto and made a part hereof, are hereby deemed to be a part of Exhibit 7 of the Lease.

19.      SUBLEASING

         Article 16(d)(1) of the Lease is hereby deleted in its entirety and shall be replaced with the following:

                  Except in connection with Non-Recapture Subleases, as hereinafter defined, Tenant shall, prior to offering or advertising any portion of the demised premises for sublease or an assignment, give Landlord a Recapture Offer, as hereinafter defined. For the purposes hereof, a "Non-Recapture Sublease" shall be defined as any sublease of any portion of the premises which has a term (including, all extension and renewal options) of less than five (5) years, provided that the aggregate amount of Total Rentable Area subleased under Non-Recapture Subleases shall not, at any time, exceed the lesser of: (x) 77,660 square feet of Total Rentable Area, or (y) thirty-six (36%) percent of the Total Rentable Area in the Park then leased by Tenant from Landlord.


20.      OPERATION OF CAFETERIA IN SECOND AMENDMENT ADDITIONAL PREMISES

         Tenant shall, subject to the provisions of the Lease and this Paragraph 20, have the right to operate a catering or food facility in the Second Amendment Premises. All improvements in such facility shall be subject to Landlord's approval, which shall not be unreasonably withheld. Tenant shall be required to engage Landlord or a service provider designated by Landlord to operate a catering or food facility within Building No. 9 on mutually acceptable terms; however, in the event that Tenant, in its bona fide business judgment, believes that the quality or service being provided by Landlord is not acceptable to Tenant, then Tenant shall have the right to engage an operator of its choice for such catering and food facility.

21. HEATING, VENTILATION AND AIR CONDITIONING SERVICE OVERTIME CHARGES FOR THE SECOND AMENDMENT ADDITIONAL PREMISES

         In lieu of sentences 3 and 4 of Article 8.5(b) of the Lease, the following shall apply to the Second Amendment Additional Premises:

         The parties hereby agree that the initial charge for heating, ventilation and air conditioning services for the Second Amendment Additional Premises shall be $15.00 per hour, per roof-top air conditioning unit serving the Second Amendment Additional Premises. Said charges shall only be increased in relation to the increase in actual costs incurred by Landlord in providing such heating, ventilation and air conditioning services.

22.      LANDLORD'S EXCLUSIVE ROOF RIGHTS

         Landlord hereby reserves for itself the exclusive right to use and occupy the roof of Building 9 (the "Roof"), subject to the following: (i) Landlord shall provide Tenant at least twenty-four (24) hours advance notice prior to accessing the Roof except in an emergency, in which case no notice shall be required, and (ii) Tenant shall have the right to use a portion of the Roof, as reasonably designated by Landlord, which is sufficient to install at least one telecommunications device to service Tenant's telecommunication needs, provided that Tenant obtains Landlord's prior written approval of such device or devices, and their manner of installation, which approval shall not be unreasonably withheld or delayed.

23. As hereby amended, the Lease is ratified, confirmed, and approved in all respects.

         EXECUTED UNDER SEAL as of the date first above written.

LANDLORD:
EOP-CROSBY CORPORATE CENTER, L.L.C.

         By: EOP Operating Limited Partnership, a Delaware limited partnership, its sole member

                  By: Equity Office Properties Trust, a Maryland real estate investment trust, its managing general partner

                           By: /s/ Thomas Q. Burke
                               ___________________
                               Thomas Q. Burke
                               Vice President


TENANT:
SECURITY DYNAMICS TECHNOLOGIES, INC.

By: /s/ A.W. Coviello, Jr.
    ______________________
Name: A.W. Coviello, Jr.
      ____________________
Title: C.O.O.
       ___________________
Date Signed: 4/2/98
             _____________